UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    _________________________________________
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report:  July 23, 2002
                       ___________________________________
                               ACCESS POWER, INC.
             (Exact name of registrant as specified in its charter)
     Florida                                          59-3420985
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                 Identification No.)

        10033 Sawgrass Drive West, Suite 100, Ponte Vedra Beach, FL 32082
                                 (904) 273-2980
                    (Address of principal executive offices)
                ________________________________________________

                                 Glenn A. Smith
                                       CEO
                      10033 Sawgrass Drive West, Suite 100
                           Ponte Vedra Beach, FL 32082
                     (Name and address of agent for service)
                                 (904) 273-2980
          (Telephone number, including area code of agent for service)



Item 5. Other Events.

     Access Power, Inc. (the Company) has suspended operations indefinitely as of July 23, 2002. This action has been taken in response to unfavorable market conditions and the Company's inability to adequately access the capital markets to satisfy liabilities and fund new product development

     Management is currently exploring options with outside counsel that will most effectively meet its obligations to employees, creditors and shareowners.

The Company does not anticipate renewing its lease at the headquarters facility and is in the process of exploring opportunities related to selling certain Company assets.


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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCESS POWER, INC.
July 23, 2002

/s/ Glenn A. Smith
---------------------
Glenn A. Smith, CEO